UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2011 (May 24, 2011)

Fortress Investment Group LLC

(Exact name of registrant as specified in its charter)

Delaware	001-33294	20-5837959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 46th Floor New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (212) 798-6100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 - Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders held on May 24, 2011, the shareholders of Fortress Investment Group LLC (the "Company") voted on the matters described below.

1. The Company's shareholders elected three Class I directors of the Company, who comprise all the directors of such class. The numbers of shares that voted for the election of such directors, withheld authority to vote for such directors, and represented broker non-votes with respect to this proposal are summarized in the table below.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes*
David B. Barry	410,395,583	1,177,381	50,055,130
Richard N. Haass	410,368,488	1,204,476	50,055,130
Randal A. Nardone	396,668,239	14,904,725	50,055,130

2. The Company's shareholders ratified the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2011. The numbers of shares that voted for, against and abstained from voting for or against the ratification of the selection of Ernst & Young LLP are summarized in the table below.
Votes For	Votes Against	Abstentions
461,050,051	514,523	63,520

3. The Company's shareholders approved, on an advisory basis, the compensation of the Company's named executive officers, as disclosed in the Company's 2011 Proxy Statement. The numbers of shares that voted for, against, abstained from voting for or against, and represented broker non-votes with respect to this proposal are summarized in the table below.

Votes For	Votes Against	Abstentions	Broker Non-Votes*
410,846,419	507,687	220,858	50,055,130

4. The Company's shareholders approved, on an advisory basis, a frequency of once every three years for future advisory votes on the compensation of the Company's named executive officers. The numbers of shares that voted for a frequency of three years, two years, and one year, and the numbers of shares that abstained from voting and represented broker non-votes with respect to this proposal, are summarized in the table below.
Three Years	Two Years	One Year	Abstentions	Broker Non-Votes*
382,491,599	287,651	28,725,431	68,283	50,055,130

In accordance with such vote, the Company has decided that, until the next required vote on the frequency of shareholder voting on executive compensation, it will include a shareholder vote on executive compensation in its proxy materials once every three years.

__________________________

* Broker non-votes represent shares held by broker nominees for beneficial owners that were not voted with respect to a non-routine proposal because the broker nominee did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares. If a broker does not receive voting instructions from the beneficial owner, a broker may vote on routine matters but may not vote on non-routine matters. Broker non-votes are counted for the purpose of determining the presence or absence of a quorum but are not counted for the purpose of determining the number of shares entitled to vote on non-routine matters such as an election of director.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTRESS INVESTMENT GROUP LLC

(Registrant)

/s/ David N. Brooks

David N. Brooks

General Counsel

Date: May 26, 2011